August 12, 2014

ADVANTAGE FUNDS, INC.

Dreyfus Total Emerging Markets Fund

Supplement to the Statutory Prospectus and Summary Prospectus

dated March 1, 2014

The following information supersedes and replaces any contrary information contained in the section of the Statutory Prospectus entitled "Fund Summary – Fees and Expenses" and in the section of the Summary Prospectus entitled "Fees and Expenses":

Effective August 12, 2014, the fund's investment adviser, The Dreyfus Corporation, has contractually agreed, until March 1, 2015, to waive receipt of its fees and/or assume the direct expenses of the fund so that the expenses of Class A, Class C, Class I and Class Y shares of the fund (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.35%, 1.35%, 1.35% and 1.30%, respectively.

6301STK0814